UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2003

LA JOLLA PHARMACEUTICAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24274 (Commission File Number)	33-0361285 (IRS Employer Identification No.)

6455 Nancy Ridge Drive
San Diego, California 92121
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (858)452-6600

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On November 6, 2003, La Jolla Pharmaceutical Company issued a press release announcing the financial results for its third fiscal quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003	LA JOLLA PHARMACEUTICAL COMPANY

	By:	/s/ Steven B. Engle Steven B. Engle Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release (furnished pursuant to Item 12 of Form 8-K)